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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported): MARCH 31, 1998


                        ITT EDUCATIONAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                  1-13144                  36-2061311
      (State or other            (Commission               (IRS Employer
      jurisdiction of            File Number)           Identification No.)
      incorporation)




5975 CASTLE CREEK PARKWAY N. DRIVE
          P.O. BOX 50466
      INDIANAPOLIS, INDIANA                                 46250-0466
(Address of principal executive offices)                    (Zip Code)




     Registrant's telephone number, including area code:  (317) 594-9499




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ITEM 5. OTHER EVENTS

        The Press Release issued by the Company dated March 31, 1998, reporting student enrollment data, is incorporated herein by reference and filed with this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of businesses acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

        (c)  Exhibits.

             The list of exhibits set forth in the Index to Exhibits on page S-2 is incorporated herein by reference.
























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ITT Educational Services, Inc.

Date: April 8, 1998
                                    By: /s/ Clark D. Elwood
                                       ----------------------------------------
                                       Clark D. Elwood, Senior Vice President,
                                       General Counsel & Secretary






























                                     S-1

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                              INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

   99.1                    Text of Press Release issued by the Company dated
                           March 31, 1998.








































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